UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 24, 2015

Genesee & Wyoming Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31456	06-0984624
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 West Avenue Darien, Connecticut		06820
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 202-8900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Share Purchase Agreement

On February 24, 2015, Genesee & Wyoming Inc., a Delaware corporation (“GWI”), GWI UK Acquisition Company Limited, a newly-established, wholly-owned subsidiary of GWI (the “Purchaser”), RailInvest Investments Limited (the “Institutional Seller”), and certain management sellers (the “Management Sellers” and, together with the Institutional Seller, the “Sellers”), entered into a Share Purchase Agreement (“SPA”) pursuant to which Purchaser agreed to acquire the outstanding share capital of RailInvest Holding Company Limited, the parent company of Freightliner Group Limited (“Freightliner”) for cash consideration of approximately £490 million (US$755 million at current exchange rates), and to assume approximately £8.5 million (US$13 million) in net debt and capitalized leases (the “Transaction”). Following the consummation of the Transaction, GWI, through the Purchaser, will own approximately 95% of the shares of Freightliner, with members of the existing Freightliner management team retaining an approximate 5% ownership interest with GWI to own 100% by mid 2020. GWI has agreed to provide a guaranty in favor of the Sellers of the Purchaser’s obligations under the SPA. The Transaction is expected to be consummated during the first quarter of 2015.

The SPA contains customary provisions, including without limitation, pre-closing adjustments to the cash consideration, and post-closing indemnities, limitations on non-ordinary course dividends and other distributions; interim operating covenants requiring the Sellers to operate the business prior to closing in accordance with past practice; certain fundamental representations and warranties from the Institutional Seller and Management Sellers and certain business representations and warranties from the Management Sellers for the benefit of Purchaser and GWI, subject, in each case, to ordinary course limitations, exceptions and caps, as applicable.

GWI expects to fund the Transaction through an amendment to its existing credit facility, which amendment is expected to allow for the issuance of approximately $650 million in new term loans, with the remainder of the cash consideration drawn under GWI’s existing revolving credit facility. In the event GWI does not amend its existing credit facility, GWI has entered into a Debt Commitment Letter, described in Item 2.0.3 below, to finance the Transaction and pay fees, costs and expenses related to the Transaction.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under on Off-Balance Sheet Arrangement of a Registrant.

Commitment Letter

Concurrently, and in connection, with entering into the SPA, GWI entered into a commitment letter for debt financing (the “Debt Commitment Letter”) with Bank of America, N.A. (“Bank of America”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any of its designated affiliates, “Merrill Lynch”), pursuant to which, subject to the conditions set forth therein, Bank of America has committed to provide to GWI up to $300 million in incremental senior secured credit facilities in the form of a term loan facility (the “Incremental Term Loan Facility”). The terms of the Incremental Term Loan Facility will be substantially in accordance with the summary of the terms of GWI’s existing credit facility set forth in Item 1.01 of GWI’s Current Report on Form 8-K filed on May 30, 2014.

Merrill Lynch will act as sole and exclusive lead arranger and sole and exclusive bookrunning manager for the Incremental Term Loan Facility, subject to the rights of GWI to name certain additional lead arrangers and bookrunning managers. Bank of America and Merrill Lynch and any additional lead arrangers and bookrunning managers and certain of each of their affiliates may have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us or our affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

The foregoing description of the SPA and the Debt Commitment Letter and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in its entirety by, the full text of the SPA and the Debt Commitment Letter, copies of each of which are attached hereto as Exhibits 10.1 and 10.2, respectively, which are incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This filing contains forward-looking statements. Statements that are not historical facts, including statements about beliefs or expectations, are forward-looking statements. These statements are based on plans, estimates and projections at the time GWI makes the statements and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should, “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and GWI cautions readers that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. Factors that could cause actual results to differ materially from those described in this filing include, among others: uncertainties as to whether and when the Transaction will be consummated; general economic and business conditions; and other factors. Readers are cautioned not to place undue reliance on the forward-looking statements included in this filing, which speak only as of the date hereof. GWI does not undertake to update any of these statements in light of new information or future events.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing the Transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit	Description

10.1	Share Purchase Agreement, dated February 24, 2015, relating to RailInvest Holding Company Limited by and among Genesee & Wyoming Inc., a Delaware corporation, GWI UK Acquisition Company Limited, a company incorporated in England and Wales, RailInvest Investments Limited, a limited company incorporated in the Cayman Islands, and certain management sellers set forth therein.

10.2	Commitment Letter, dated as of February 24, 2015, among Genesee & Wyoming Inc., Bank of America, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

99.1	Press release, dated February 24, 2015, announcing Genesee & Wyoming to acquire Freightliner Group Limited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesee & Wyoming Inc.

Date: February 25, 2015	By:	/s/ Allison M. Fergus
	Name:	Allison M. Fergus
	Title:	General Counsel and Secretary

INDEX OF EXHIBITS

Exhibit	Description

10.1	Share Purchase Agreement, dated February 24, 2015, relating to RailInvest Holding Company Limited by and among Genesee & Wyoming Inc., a Delaware corporation, GWI UK Acquisition Company Limited, a company incorporated in England and Wales, RailInvest Investments Limited, a limited company incorporated in the Cayman Islands, and certain management sellers set forth therein.

10.2	Commitment Letter, dated as of February 24, 2015, among Genesee & Wyoming Inc., Bank of America, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

99.1	Press release, dated February 24, 2015, announcing Genesee & Wyoming to acquire Freightliner Group Limited.